UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): February 7, 2006

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 2.02	Results of Operations and Financial Condition

On February 7, 2006, the Company issued a press release entitled “AMERICAN ECOLOGY REPORTS 2005 REVENUE AND OPERATING INCOME THE HIGHEST IN COMPANY HISTORY”. The press release, dated February 7, 2006, is attached as Exhibit 99 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99	Press Release, dated February 7, 2006, entitled “AMERICAN ECOLOGY REPORTS 2005 REVENUE AND OPERATING INCOME THE HIGHEST IN COMPANY HISTORY”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: February 7, 2006	By: /S/ James R. Baumgardner
James R. Baumgardner
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Press Release, dated February 7, 2006, entitled “AMERICAN ECOLOGY REPORTS 2005 REVENUE AND OPERATING INCOME THE HIGHEST IN COMPANY HISTORY”